UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2005 (March 23, 2005)

TEXAS CAPITAL BANCSHARES, INC.

(Name of Registrant)

Delaware	000-30533	75-2679109
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2100 McKinney Avenue, Suite 900, Dallas, Texas, U.S.A.
(Address of principal executive officers)

75201
(Zip Code)

214-932-6600
(Registrant’s telephone number,
including area code)

N/A
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	On March 23, 2005, James R. Erwin, a member of the board of directors of Texas Capital Bancshares, Inc., notified the company that he would not stand for reelection to its board of directors at the 2005 Annual Meeting of Shareholders scheduled for May 17, 2005. Mr. Erwin resigned his membership on the board of directors effective May 17, 2005.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     99.1 Notification Letter of James R. Erwin, dated March 23, 2005

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2005	TEXAS CAPITAL BANCSHARES, INC.
	By:	/s/ Peter B. Bartholow
Peter B. Bartholow
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Notification Letter of James R. Erwin, dated March 23, 2005